UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2007

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, Saint Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of New and Amended Deferred Compensation Plans
On May 23, 2007, the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of Express Scripts, Inc. (the “Company”) met and approved certain changes to the Express Scripts, Inc. Executive Deferred Compensation Plan (the “EDCP”) in order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder. As permitted by Section 409A, the Compensation Committee approved two distinct versions of the EDCP as follows:

•
The Compensation Committee approved the Amended and Restated Executive Deferred Compensation Plan, effective December 31, 2004 and grandfathered for the purposes of Section 409A of the Code (the “Grandfathered EDCP”). The regulations under Section 409A permit companies to amend their plans as of December 31, 2004 and to grandfather the terms of such plans as they apply to contributions made on or prior to such date. The Grandfathered EDCP has substantially the same terms as the Company’s previously adopted EDCP, as amended, with the exception of certain provisions prohibiting deferrals after December 31, 2004. The description of the Grandfathered EDCP is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•
The Compensation Committee also approved the Executive Deferred Compensation Plan of 2005 (the “2005 EDCP “) which applies to contributions made, or awards vested, under the plan on or after January 1, 2005. The 2005 EDCP makes certain changes to the previously adopted EDCP, as amended, as required by Section 409A of the Code. The material changes in the 2005 EDCP are as follows:

o	In general, elections regarding the time and manner of payment of deferred compensation must be made in advance of the year during which such compensation is earned.
o
Any elections regarding the time and manner of payment of deferred compensation may not be changed unless they defer the commencement of payments for at least an additional five years, with the exception of certain special one-time elections which may be made during 2007 pursuant to Section 409A.

o	Distributions to certain “specified employees” (as defined in the 2005 EDCP) resulting from termination of employment must be delayed for at least six months.
o	Certain defined terms have been modified pursuant to the requirements of Section 409A.

The description of the 2005 EDCP is qualified in its entirety by the copy thereof which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

A description of the material terms of the EDCP prior to these amendments is included in the Company’s Proxy Statement dated April 23, 2007 (the “2007 Proxy Statement”) under the caption “Compensation Discussion and Analysis — Components of Executive Compensation — Deferred Compensation” on page 17 of the 2007 Proxy Statement.

Compensation Decisions
On May 23, 2007, the Compensation Committee met and approved several compensation related items for the Company’s Named Executive Officers.  The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in 2007 Proxy Statement. A summary of the special equity awards and certain base salary and bonus adjustments for the Named Executive Officers is attached as Exhibit 10.3 hereto and is incorporated herein by reference

ITEM 8.01 OTHER EVENTS

On May 23, 2007, the Company announced that its Board of Directors had declared a 2-for-1 stock split in the form of a stock dividend of one share of the Company’s common stock for each outstanding share, payable on June 22, 2007 to stockholders of record on June 8, 2007. A copy of the press release containing such announcement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01 EXHIBITS

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date:	May 25, 2007	By:	/s/ Thomas M. Boudreau
		Name:	Thomas M. Boudreau
		Title:	Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit
10.1[1,2]	Express Scripts, Inc. Amended and Restated Executive Deferred Compensation Plan (effective December 31, 2004 and grandfathered for the purposes of Section 409A of the Code)
10.2[1,2]	Express Scripts, Inc. Executive Deferred Compensation Plan of 2005
10.3[1,2]	Summary of Special Equity Awards and Salary and Bonus Adjustments for Named Executive Officers
10.4[2]
Form of Performance Share Award Agreement used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2006

10.5[2]
Form of Restricted Stock Agreement used with respect to grants of restricted stock by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004

10.6[2]
Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001

10.7[2]
Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001

10.8[2]	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to the Company's Proxy Statement filed April 18, 2006
10.9[2]
Summary Of Named Executive Officer 2007 Salaries, 2006 Bonus Awards, 2007 Maximum Bonus Potential, and 2007 Equity and Performance Awards, incorporated by reference to the Company’s Current Report on Form 8-K filed March 1, 2007

99.1[1]	Press Release, dated May 23, 2007

1  Filed herein
2  Denotes management contract or compensatory plan arrangements .